                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K


                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



                       Commission file number   1-10442
                                               -----------


        Date of Report (Date of earliest event reported)  JUNE 9, 1995
                                                         ---------------



                        FIRST FINANCIAL MANAGEMENT CORPORATION
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


               GEORGIA                                    58-1107864
- ---------------------------------                      ----------------
(State or other jurisdiction of                        (I.R.S. Employer
 incorporation or organization)                       Identification No.)

    3 CORPORATE SQUARE, SUITE 700,  ATLANTA, GEORGIA           30329
    ---------------------------------------------------------------------
         (Address of principal executive offices)            (Zip Code)



    (Registrant's telephone number, including area code)  (404) 321-0120
                                                         --------------------



                                  NOT APPLICABLE
- -------------------------------------------------------------------------------
             (Former name, former address and former fiscal year,
                         if changed since last report)

   7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

   First Financial Management Corporation is filing this report on Form 8-K solely to file the documents listed below as additional material contracts not previously filed.

   (a) Financial Statements of Business Acquired.
       -----------------------------------------
NOT APPLICABLE.

   (b) Pro Forma Financial Information.
       -------------------------------
NOT APPLICABLE.

   (c)  Exhibits.
        --------

10.1 Joint Venture Formation Agreement, dated April 2, 1995, by and among NationsBank, N.A. (Carolinas), NationsBank of Florida, N.A. and National Bancard Corporation, and joined in by NationsBank Corporation and First Financial Management Corporation, together with a supplemental letter, dated April 2, 1995, from First Financial Management Corporation to NationsBank Merchant Services confirming certain understandings with respect to such Agreement. The Schedules to this Agreement are identified on a List of Schedules contained in the Table of Contents to this Agreement. Such Schedules have been omitted for purposes of this filing, but will be furnished supplementally to the Commission upon request.

10.2 Sponsorship and Services Agreement, dated April 11, 1995, by and among First Financial Management Corporation, National Bancard Corporation, First Financial Bank, NaBANCO Merchant Services Corporation, NationsBank Corporation, NationsBank, N.A., NationsBank, N.A. (Carolinas), NationsBank of Florida, N.A., NationsBank of Georgia, N.A., NationsBank of Kentucky, N.A., NationsBank of Tennessee, N.A., NationsBank of Texas, N.A., and Unified Merchant Services, a NaBANCO/NationsBank Venture. The Schedules to this Agreement are identified on a List of Schedules contained in the Table of Contents to this Agreement. Such Schedules have been omitted for purposes of this filing, but will be furnished supplementally to the Commission upon request.


10.3 Amendment No. 1 to the Joint Venture Formation Agreement (and to a related Asset Purchase Agreement), dated April 13, 1995, by and among NationsBank, N.A. (Carolinas), NationsBank of Florida, N.A., NationsBank Corporation, National Bancard Corporation, First Financial Management Corporation, First Financial Bank, NaBANCO Merchant Services Corporation, NationsBank of Kentucky, N.A., NationsBank, N.A., NationsBank of Georgia, N.A., NationsBank of Tennessee, N.A., NationsBank of Texas, N.A. and Terminal Management Systems, Inc.

10.4* Third Amendment to Employment Agreement, dated March 23, 1995, between
      First Financial Management Corporation and Patrick H. Thomas.


________________________________________

*  Indicates management contract or compensatory plan or arrangement.

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

                                  SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   FIRST FINANCIAL MANAGEMENT CORPORATION
                                   --------------------------------------
                                                 (Registrant)



Date:  June 9, 1995                By: /s/ M. Tarlton Pittard
                                       -----------------------------
                                       M. Tarlton Pittard
                                       Vice Chairman, Chief Financial
                                       Officer and Treasurer



Date:  June 9, 1995                By: /s/ Richard Macchia
                                       ------------------------------
                                       Richard Macchia
                                       Executive Vice President
                                       and Principal Accounting Officer

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                               INDEX TO EXHIBITS


Exhibit                                                                  Sequential Page No.
- ----------------------------------------------------------               -------------------
10.1  Joint Venture Formation Agreement, dated April 2, 1995, by and among NationsBank, N.A. (Carolinas), NationsBank of Florida,
      N.A. and National Bancard Corporation, and joined in by
      NationsBank Corporation and First Financial Management
      Corporation, together with a supplemental letter, dated April 2,
      1995, from First Financial Management Corporation to
      NationsBank Merchant Services confirming certain understandings with respect to such Agreement. The Schedules to this Agreement are identified on a List of Schedules contained in the Table of
      Contents to this Agreement. Such Schedules have been omitted for purposes of this filing, but will be furnished supplementally to the Commission upon request.

10.2 Sponsorship and Services Agreement, dated April 11, 1995, by and among First Financial Management Corporation, National Bancard
      Corporation, First Financial Bank, NaBANCO Merchant Services
      Corporation, NationsBank Corporation, NationsBank, N.A.,
      NationsBank, N.A. (Carolinas), NationsBank of Florida, N.A.,
      NationsBank of Georgia, N.A., NationsBank of Kentucky, N.A.,
      NationsBank of Tennessee, N.A., NationsBank of Texas, N.A., and
      Unified Merchant Services, a NaBANCO/NationsBank Venture. The
      Schedules to this Agreement are identified on a List of Schedules contained in the Table of Contents to this Agreement. Such
      Schedules have been omitted for purposes of this filing, but will be furnished supplementally to the Commission upon request.

10.3  Amendment No. 1 to the Joint Venture Formation Agreement
      (and to a related Asset Purchase Agreement), dated April 13,
      1995, by and among NationsBank, N.A. (Carolinas), NationsBank of Florida, N.A., NationsBank Corporation, National Bancard
      Corporation, First Financial Management Corporation, First
      Financial Bank, NaBANCO Merchant Services Corporation,
      NationsBank of Kentucky, N.A., NationsBank, N.A., NationsBank of Georgia, N.A., NationsBank of Tennessee, N.A., NationsBank of
      Texas, N.A. and Terminal Management Systems, Inc.

10.4*  Third Amendment to Employment Agreement, dated March 23,
      1995, between First Financial Management Corporation and
      Patrick H. Thomas.


________________________________________

*  Indicates management contract or compensatory plan or arrangement.



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